united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22655

Northern Lights Fund Trust III

(Exact name of registrant as specified in charter)

17645 Wright Street, Ste 200, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

Eric Kane

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 9/30

Date of reporting period: 3/31/19

Item 1. Reports to Stockholders.

Semi-Annual Report
March 31, 2019

Investor Information: 1-855-525-2151

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of The Covered Bridge Fund. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC

Member FINRA

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.thecoveredbridgefund.com and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically or to continue receiving paper copies of shareholder reports, which are available free of charge, by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

Dear Fellow Shareholders,

Volatility returned to the equity markets with a vengeance in the six months ended March 31, 2019. The fourth quarter of 2018 saw equity prices fall dramatically with the S&P 500 down over 13.5% while fears of a looming recession and a trade war captured the headlines. Fear quickly subsided and the S&P 500 rebounded as rapidly as it fell and was up 13.6% in the first quarter of 2019. If an investor wasn’t paying attention, it looked like a rather boring time in the market with an overall six month return of -1.73%.

The Covered Bridge Fund performed well in this period of extreme volatility outperforming the S&P 500 by .28% and did so with much less volatility. For the six-month period ending March 31st, 2019, the Fund was down 1.45%.

The Fund continues to perform well within its peer group and is in the top quartile of the Morningstar option writing category in the 1, 3, and 5-year time periods (as of 3/31/19 160 funds in the 1-year, 94 in the 3-year and 64 in the five year). We are pleased with this performance relative to our peers and will continue to pursue our stated objective of current income and realized gains from writing options with capital appreciation as a secondary objective.

While higher volatility is good for option prices, it can be difficult to manage when it happens in such a compressed period. Our strategy to overwrite approximately half of each position pays off in periods such as the one we experienced in the past six months. When equity prices collapse quickly, the option premium we receive helps to cushion the decline, but when the market rallies dramatically, the options covering the positions will also limit the upside. Overwriting half of each position brings in less premium but allows the fund to recover when the market rallies. This is one of the key reasons we do not fully cover each position which differentiates the Fund from others in the marketplace.

We achieve this objective by writing calls on some of the individual names we own, in essence, selling away the upside on these positions to produce this extra income. Along with producing income, writing calls helps dampen the volatility of an equity portfolio. While this is advantageous in flat-to-down equity markets, it will cause the Fund to lag long-only equity products in a rising equity market.

In the previous six months, we saw a partial breakdown of the FAANG (Facebook, Apple, Amazon, Netflix and Google) trade that has dominated the market in the recent years with Apple Inc. being the worst performer in the portfolio. Over this period, a legacy tech name has returned to glory. Microsoft (2.94%) was one of our best performers and quietly became the largest publicly traded company in the world, possibly on track to hit the $1 Trillion market cap.

The energy sector substantially underperformed the equity market during this period. Schlumberger Limited (1.63%) is an oil services company and suffered as the global price of oil fell dramatically. We believe oil prices will stabilize and Schlumberger will prove to be an attractive investment and continue to support a healthy dividend.

The Covered Bridge Fund  |  651-424-0043  |  thecoveredbridgefund.com

Broadcom Inc. (2.62%) is a relatively new investment in our portfolio and was our overall best performer as of the end of March. We believe the company is in the right place at the right time as global demand for semiconductors continues to be strong.

The US economy is now into its tenth year of an economic expansion and corresponding bull market for equity prices. It is typical in the late stages of a bull market for the market to narrow and for growth stocks to outperform value stocks. The last time we saw this type of large divergence between growth and value was in the last stage of the bull market that ended in 2000, and in the subsequent years, value stocks more than made up for their relative underperformance.

As we move further into 2019, we expect an environment similar to what we saw in the most recent period, one that is much more volatile with limited upside. We are diligently watching for signs of an economic slowdown, and while it is difficult to call the top in equity prices, we expect that sometime in the next twelve to eighteen months this will occur.

Our strategy allows us to become defensive when we are convinced that an economic slowdown and a corresponding bear market are about to occur. We are closely watching our economic indicators, such as the yield curve and corporate earnings, for signs of trouble and will try to take appropriate actions to position the Fund very defensively when the time is right. We will do our best to protect the gains we have seen over the past few years!

Thank you for being a Covered Bridge Fund shareholder.

Sincerely,

John Schonberg, CFA &

Michael Dashner, CFA

Investors cannot directly invest in an index and unmanaged index returns do not reflect any fees, expenses or sales charges. There is no assurance that the Fund will achieve it’s investment objectives.

Investments in foreign securities could subject the Fund to greater risks including, currency fluctuation, economic conditions, and different governmental and accounting standards. Higher portfolio turnover will result in higher transactional and brokerage costs. Selling covered call options will limit the Fund’s gain, if any, on its underlying securities. The Fund continues to bear the risk of a decline in the value of its underlying stocks. Option premiums are treated as short-term capital gains and when distributed to shareholders, are usually taxable as ordinary income, which may have a higher tax rate than long-term capital gains for shareholders holding Fund shares in a taxable account.

Important Definitions: The S&P 500® Index is an unmanaged composite of 500 large capitalization companies. This index is widely used by professional investors as a performance benchmark for large-cap stocks. You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges. Volatility: A statistical measure of the dispersion of returns for a given security or market index. Volatility can either be measured by using the standard deviation or variance between returns from that same security or market index. Commonly, the higher

The Covered Bridge Fund  |  651-424-0043  |  thecoveredbridgefund.com

the volatility, the riskier the security. Covered Call: An options strategy whereby an investor holds a long position in an asset and writes (sells) call options on that same asset in an attempt to generate increased income from the asset. This is often employed when an investor has a short-term neutral view on the asset and for this reason holds the asset long and simultaneously has a short position via the option to generate income from the option premium. Dividend yield: A financial ratio that shows how much a company pays out in dividends each year relative to its share price. In the absence of any capital gains, the dividend yield is the return on investment for a stock

Mutual funds involve risk including the possible loss of principal. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Covered Bridge Fund. This and other important information about the Fund is contained in the prospectus, which can be obtained at www.THECOVEREDBRIDGEFUND.com or by calling +1-855- 525-2151. The prospectus should be read carefully before investing. The Covered Bridge Fund is distributed by Northern Lights Distributors, LLC member FINRA/SIPC. Stonebridge Capital Advisors, LLC is not affiliated with Northern Lights Distributors, LLC. 5400-NLD-4/30/2019

The Covered Bridge Fund  |  651-424-0043  |  thecoveredbridgefund.com

The Covered Bridge Fund
Portfolio Review (Unaudited)
March 31, 2019

The Fund’s performance figures* for the periods ended March 31, 2019, compared to its benchmark:

			Annualized
					Since
	Six Months	One Year	Three Years	Five Years	Inception *
The Covered Bridge Fund:
Class A without Load	(1.58)%	4.70%	7.56%	5.32%	6.41%
Class A with load	(6.77)%	(0.83)%	5.62%	4.19%	5.38%
Class I	(1.45)%	4.99%	7.83%	5.58%	6.68%
S&P 500 Total Return Index **	(1.72)%	9.50%	13.51%	10.91%	12.10%

*	The Fund’s inception date was October 1, 2013.

**	The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark.

The performance data quoted is historical. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the adviser not waived its fees and reimbursed a portion of the Fund’s expenses. Returns for periods greater than one year are annualized. The Fund’s investment adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until January 31, 2020, to ensure that the net annual Fund operating expenses (excluding acquired fund fees and expenses and certain other non-operating expenses) will not exceed 1.65% and 1.40%, respectively for Class A and Class I, subject to possible recoupment from the Fund in future years. The Fund’s total gross annual operating expenses per its prospectus dated February 1, 2019, including underlying funds, are 1.80% for Class A and 1.55% for Class I. Class A shares are subject to a maximum sales charge imposed on purchases of 5.25%. Class A and Class I shares are subject to a redemption fee of 1.00% of the amount redeemed if held less than 90 days. The above performance figures do not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of Fund shares. For performance information current to the most recent month-end, please call 1-855-525-2151.

The Covered Bridge Fund
Portfolio Review (Unaudited) (Continued)
March 31, 2019

Portfolio Composition as of March 31, 2019

Breakdown by Sector		Breakdown by Country

	Percent of Net Assets		Percent of Net Assets
Common Stock	97.7%	Common Stock	97.7%
Consumer, Non-cyclical	22.6%	United States	93.6%
Consumer, Cyclical	17.1%	Britain	2.5%
Financial	16.9%	Belgium	1.6%
Technology	16.0%	Options Purchased	0.2%
Communications	9.0%	Short-term Investments	1.9%
Energy	6.0%	Call Options Written	(0.8)%
Industrial	5.1%	Other Assets Less Liabilites	1.0%
Basic Materials	3.1%	Net Assets	100.0%
Utilities	1.9%
Options Purchased	0.2%
Short-term Investments	1.9%
Call Options Written	(0.8)%
Other Assets Less Liabilites	1.0%
Net Assets	100.0%

See accompanying notes to financial statements.

The Covered Bridge Fund
PORTFOLIO OF INVESTMENTS (Unaudited)
March 31, 2019

Shares		Fair Value

	COMMON STOCK - 97.7%
	AGRICULTURE - 3.5%
8,000	Altria Group, Inc. ^	$459,440
20,000	Archer-Daniels-Midland Co. ^	862,600
28,000	Bunge Ltd. ^	1,485,960
		2,808,000
	AIRLINES - 3.5%
22,000	Alaska Air Group, Inc. ^	1,234,640
30,000	Delta Air Lines, Inc. ^	1,549,500
		2,784,140
	AUTO MANUFACTURERS - 1.5%
140,000	Ford Motor Co.	1,229,200

	BANKS - 10.9%
52,000	Bank of America Corp.	1,434,680
25,000	BB&T Corp.	1,163,250
20,000	Citigroup, Inc.	1,244,400
20,000	JPMorgan Chase & Co. (a)	2,024,600
30,000	US Bancorp	1,445,700
30,000	Wells Fargo & Co.	1,449,600
		8,762,230
	BEVERAGES - 2.7%
15,000	Anheuser-Busch InBev SA/NV - ADR ^	1,259,550
20,000	Coca-Cola Co. ^ (a)	937,200
		2,196,750
	BIOTECHNOLOGY - 3.9%
6,000	Amgen, Inc. ^	1,139,880
31,000	Gilead Sciences, Inc. ^ (a)	2,015,310
		3,155,190
	CHEMICALS - 2.0%
30,000	DowDuPont, Inc. ^ (a)	1,599,300

	COMPUTERS - 6.9%
18,000	Apple, Inc. ^ (a)	3,419,100
15,000	International Business Machines Corp. ^ (a)	2,116,500
		5,535,600

	ELECTRIC - 1.9%
20,000	Dominion Energy, Inc. ^	1,533,200

	FOOD - 3.8%
15,000	General Mills, Inc. ^	776,250
20,000	Kellogg Co.^	1,147,600
34,000	Kraft Heinz Co. ^	1,110,100
		3,033,950
	HOME & OFFICE FURNISHINGS - 1.2%
61,000	Newell Brands, Inc. ^	935,740

	INSURANCE - 1.9%
17,000	Prudential Financial, Inc.	1,561,960

	INVESTMENT MANAGEMENT - 3.4%
140,000	Invesco Ltd. (a)	2,703,400

	IRON/STEEL - 1.1%
15,000	Nucor Corp. ^	875,250

	LODGING - 2.2%
15,000	Wynn Resorts Ltd. ^	1,789,800

	MEDIA - 1.6%
47,300	Viacom, Inc.	1,327,711

See accompanying notes to financial statements.

The Covered Bridge Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
March 31, 2019

Shares					Fair Value

	COMMON STOCK (Continued) - 97.7%
	MISCELLANEOUS MANUFACTURING - 3.1%
8,000	3M Co. ^				$1,662,240
80,000	General Electric Co. ^ (a)				799,200
					2,461,440
	OIL & GAS - 6.0%
30,000	BP PLC - ADR ^				1,311,600
5,000	Chevron Corp. ^				615,900
20,000	Exxon Mobil Corp. ^ (a)				1,616,000
30,000	Schlumberger Ltd. ^				1,307,100
					4,850,600
	PHARMACEUTICALS - 6.9%
18,000	AbbVie, Inc. ^				1,450,620
36,000	Bristol-Myers Squibb Co. ^				1,717,560
8,000	Johnson & Johnson ^				1,118,320
30,000	Pfizer, Inc. ^				1,274,100
					5,560,600
	REAL ESTATE INVESTMENT TRUSTS - 0.7%
30,000	Host Hotels & Resorts, Inc. ^				567,000

	RETAIL - 9.6%
28,000	CVS Health Corp. ^				1,510,040
10,000	Home Depot, Inc. ^				1,918,900
30,000	L Brands, Inc. ^				827,400
28,000	Nordstrom, Inc. ^				1,242,640
40,000	Tapestry, Inc. ^				1,299,600
10,000	Walmart, Inc. ^				975,300
					7,773,880
	SEMICONDUCTORS - 6.2%
7,000	Broadcom, Inc. ^				2,104,970
30,000	Intel Corp. ^ (a)				1,611,000
22,500	QUALCOMM, Inc. ^				1,283,175
					4,999,145

	SOFTWARE - 2.9%
20,000	Microsoft Corp. ^				2,358,800

	TELECOMMUNICATIONS - 7.3%
88,300	AT&T, Inc. ^ (a)				2,769,088
23,000	Cisco Systems, Inc. ^				1,241,770
20,000	Verizon Communications, Inc. ^ (a)				1,182,600
40,000	Vodafone Group PLC - ADR ^				727,200
					5,920,658
	TOYS/GAMES/HOBBIES - 0.9%
9,000	Hasbro, Inc. ^				765,180

	TRANSPORTATION - 2.1%
15,000	United Parcel Service, Inc. ^				1,676,100

	TOTAL COMMON STOCK				78,764,824
	(Cost - $87,470,033)

Contracts**		Expiration	Exercise Price	Notional Amount
	PUT OPTIONS PURCHASED * - 0.2%
1,000	SPDR S&P 500 ETF Trust	April 2019	$278.00	$27,800,000	156,000
	TOTAL PUT OPTIONS PURCHASED				156,000
	(Cost - $397,888)

	TOTAL OPTIONS PURCHASED				156,000
	(Cost - $397,888)

See accompanying notes to financial statements.

The Covered Bridge Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
March 31, 2019

Shares		Fair Value

	SHORT-TERM INVESTMENT - 1.9%
	MONEY MARKET FUND - 1.9%
1,535,062	JPMorgan U.S. Treasury Plus Money Market Fund - Institutional Shares, 2.33% +	$1,535,062
	TOTAL SHORT-TERM INVESTMENT
	(Cost - $1,535,062)

	TOTAL INVESTMENTS - 99.8% (Cost - $89,402,983)	$80,455,886
	OPTIONS WRITTEN (Premiums Received - $580,230) - (0.8)%	(651,425)
	OTHER ASSETS LESS LIABILITES - 1.0%	778,703
	NET ASSETS - 100.0%	$80,583,164

Contracts **		Expiration	Exercise Price	Notional Amount	Fair Value

	CALL OPTIONS WRITTEN * - (0.8)%
40	3M Co. MMM	April 2019	$210.00	$840,000	$8,280
60	AbbVie, Inc.	April 2019	80.00	480,000	9,960
110	Alaska Air Group, Inc.	April 2019	57.50	632,500	8,800
40	Altria Group, Inc.	April 2019	57.50	230,000	4,000
30	Amgen, Inc.	April 2019	192.50	577,500	10,110
75	Anheuser-Busch InBev SA/NV - ADR	April 2019	82.00	615,000	22,500
90	Apple, Inc.	April 2019	190.00	1,710,000	33,750
100	Archer-Daniels-Midland Co.	April 2019	43.00	430,000	7,200
250	AT&T, Inc.	April 2019	30.00	750,000	35,000
150	BP PLC - ADR	April 2019	44.00	660,000	7,950
135	Bristol-Myers Squibb Co.	April 2019	52.50	708,750	1,620
25	Broadcom Ltd.	April 2019	290.00	725,000	35,000
10	Broadcom Ltd.	April 2019	292.50	292,500	11,900
140	Bunge Ltd.	April 2019	52.50	735,000	23,380
25	Chevron Corp.	April 2019	125.00	312,500	2,650
100	Cisco Systems, Inc.	May 2019	55.00	550,000	11,600
100	Coca-Cola Co.	April 2019	46.00	460,000	11,100
50	CVS Health Corp.	April 2019	57.00	285,000	1,700
150	Delta Air Lines, Inc.	April 2019	52.50	787,500	15,450
100	Dominion Energy, Inc.	April 2019	77.50	775,000	7,000
100	DowDuPont, Inc.	April 2019	55.00	550,000	6,600
50	Exxon Mobile Corp.	April 2019	80.00	400,000	8,000
100	General Electric Co.	April 2019	10.00	100,000	2,800
75	General Mills, Inc.	April 2019	47.50	356,250	33,375
50	Gilead Sciences, Inc.	April 2019	67.50	337,500	2,400
45	Hasbro, Inc.	April 2019	87.50	393,750	3,825
20	Home Depot, Inc.	April 2019	182.50	365,000	20,500
30	Home Depot, Inc.	April 2019	190.00	570,000	12,000
150	Host Hotels & Resorts, Inc.	April 2019	19.00	285,000	3,000
50	Intel Corp.	April 2019	54.00	270,000	4,250
100	Intel Corp.	April 2019	55.00	550,000	4,200
50	International Business Machines Corp.	April 2019	140.00	700,000	23,600
40	Johnson & Johnson	April 2019	137.00	548,000	16,200
50	Kellogg Co.	April 2019	55.00	275,000	13,750
80	Kraft Heinz Co.	April 2019	32.50	260,000	6,000
150	L Brands, Inc.	April 2019	27.00	405,000	19,875
50	Microsoft Corp.	April 2019	115.00	513,000	19,100
50	Microsoft Corp.	April 2019	116.00	580,000	14,850
200	Newell Brands, Inc.	April 2019	16.00	320,000	4,800
100	Nordstrom, Inc.	April 2019	44.00	440,000	14,400
75	Nucor Corp.	April 2019	59.00	442,500	7,500
150	Pfizer, Inc.	April 2019	42.00	630,000	13,500
100	QUALCOMM, Inc.	April 2019	57.50	575,000	13,200
100	Schlumberger Ltd.	April 2019	42.50	425,000	18,700
100	Tapestry, Inc.	April 2019	32.50	325,000	8,000
50	United Parcel Service, Inc.	April 2019	107.00	535,000	26,250
50	United Parcel Service, Inc.	April 2019	110.00	550,000	14,550
100	Verizon Communications, Inc.	April 2019	58.00	580,000	13,700

See accompanying notes to financial statements.

The Covered Bridge Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)

Contracts **		Expiration	Exercise Price	Notional Amount	Fair Value

	CALL OPTIONS WRITTEN * (Continued) - (0.8)%
100	Vodafone Group PLC - ADR	April 2019	$19.00	$190,000	$1,000
50	Walmart, Inc.	April 2019	100.00	500,000	1,850
50	Wynn Resort Ltd.	April 2019	115.00	575,000	30,700
	TOTAL CALL OPTIONS WRITTEN				$651,425
	(Premiums Received - $580,230)

ADR - American Depositary Receipt

PLC - Public Limited Company

+	Variable rate security - interest rate is as of March 31, 2019.

^	Security is subject to written call options.

*	Non-income producing security.

**	Each call option contract allows the holder of the option to purchase/sell 100 shares of the underlying stock.

(a)	All or portion of the security is pledged as collateral.

See accompanying notes to financial statements.

The Covered Bridge Fund
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
March 31, 2019

Assets:
Investments in Securities at Value (cost $89,402,983)	$80,455,886
Cash	56,700
Receivable for Fund Shares Sold	427,347
Deposits with Broker	297,231
Dividend and Interest Receivable	87,508
Prepaid Expenses and Other Assets	30,655
Total Assets	81,355,327

Liabilities:
Options Written (premiums received $580,230)	651,425
Investment Advisory Fees Payable	60,910
Payable for Fund Shares Redeemed	29,865
Payable to Related Parties	9,897
Distribution (12b-1) Fees Payable	3,042
Accrued Expenses and Other Liabilities	17,024
Total Liabilities	772,163

Net Assets	$80,583,164

Class A Shares:
Net Assets (Unlimited shares of no par value beneficial interest authorized; 1,542,926 shares of beneficial interest outstanding)	$14,389,404
Net Asset Value and Redemption Price Per Share (a) ($14,389,404/1,542,926 shares of beneficial interest outstanding)	$9.33
Offering Price Per Share ($9.33/0.9475)	$9.85

Class I Shares:
Net Assets (Unlimited shares of no par value interest authorized; 7,124,932 shares of beneficial interest outstanding)	$66,193,760
Net Asset Value, Offering and Redemption Price Per Share (a) ($66,193,760/7,124,932 shares of beneficial interest outstanding)	$9.29

Composition of Net Assets:
Paid-in-Capital	$87,833,513
Accumulated (Losses)	(7,250,349)
Net Assets	$80,583,164

(a)	The Fund charges a fee of 1% on redemptions of shares held for less then 90 days.

See accompanying notes to financial statements.

The Covered Bridge Fund
STATEMENT OF OPERATIONS (Unaudited)
For the Six Months Ended March 31, 2019

Investment Income:
Dividend Income (Less $4,795 Foreign Taxes)	$1,310,875
Interest Income	30,537
Total Investment Income	1,341,412

Expenses:
Investment Advisory Fees	382,991
Administration Fees	35,571
Interest Expense	28,921
Transfer Agent Fees	22,479
Fund Accounting Fees	21,934
Distribution (12b-1) Fees - Class A	18,526
Third Party Administrative Servicing Fees	13,633
Chief Compliance Officer Fees	9,972
Registration & Filing Fees	9,257
Legal Fees	9,138
Trustees’ Fees	8,477
Audit Fees	7,979
Custody Fees	7,256
Printing Expense	6,982
Insurance Expense	848
Miscellaneous Expenses	2,992
Total Expenses	586,956
Less: Fee Waived by Adviser	(3,259)
Net Expenses	583,697
Net Investment Income	757,715

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain on:
Investments and Options Purchased	1,076,076
Options Written	2,666,034
Total Net Realized Gain on Investments	3,742,110

Net Change in Unrealized (Depreciation) on:
Investments and Options Purchased	(5,660,489)
Options Written	(153,683)
Total Net Change in Unrealized Depreciation	(5,814,172)

Net Realized and Unrealized (Loss) on Investments	(2,072,062)

Net (Decrease) in Net Assets Resulting From Operations	$(1,314,347)

See accompanying notes to financial statements.

The Covered Bridge Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months	For the
	Ended	Year Ended
	March 31, 2019	September 30, 2018
	(Unaudited)
Operations:
Net Investment Income	$757,715	$942,593
Net Realized Gain from Investments, Options Purchased, and Options Written	3,742,110	5,925,986
Net Change in Unrealized (Depreciation) on Investments, Options Purchased and Options Written	(5,814,172)	(998,632)
Net Increase (Decrease) in Net Assets Resulting From Operations	(1,314,347)	5,869,947

Distributions to Shareholders From:
From Net Investment Income:
Class A ($0 and $0.10, respectively)	—	(156,362)
Class I ($0 and $0.15, respectively)	—	(783,916)
From Net Realized Gains:
Class A ($0 and $0.63, respectively)	—	(826,421)
Class I ($0 and $0.63, respectively)	—	(2,888,312)
Total Distributions Paid*
Class A ($1.07 and $0, respectively)	(1,624,547)	—
Class I ($1.09 and $0, respectively)	(6,602,585)	—
Net Decrease in Net Assets From Distributions to Shareholders	(8,227,132)	(4,655,011)

Capital Share Transactions:
Class A
Proceeds from Shares Issued (27,864 and 357,193 shares, respectively)	271,292	3,660,727
Distributions Reinvested (171,100 and 94,647 shares, respectively)	1,578,209	955,868
Redemption Fee Proceeds	320	508
Cost of Shares Redeemed (204,521 and 186,984 shares, respectively)	(1,858,222)	(1,903,758)
Total Class A	(8,401)	2,713,345

Class I
Proceeds from Shares Issued (1,189,374 and 1,445,094 shares, respectively)	11,286,339	14,904,188
Distributions Reinvested (654,084 and 342,497 shares, respectively)	6,008,444	3,450,051
Redemption Fee Proceeds	1,320	1,815
Cost of Shares Redeemed (594,487 and 710,865 shares, respectively)	(5,628,591)	(7,344,184)
Total Class I	11,667,512	11,011,870

Total Capital Share Transactions	11,659,111	13,725,215

Total Increase in Net Assets	2,117,632	14,940,151

Net Assets:
Beginning of Period	78,465,532	63,525,381
End of Period **	$80,583,164	$78,465,532

*	Distributions from net investment income and net realized capital gains are combined for the six months ended March 31, 2019. See “New Accounting Pronouncements” in the Notes to Financial Statements for more information. The dividends and distributions to shareholders for the year ended September 30, 2018 have not been reclassified to conform to the current year presentation.

**	Net Assets-End of Period includes undistributed net investment Income of $5,481 as of September 30, 2018.

See accompanying notes to financial statements.

The Covered Bridge Fund - Class A
FINANCIAL HIGHLIGHTS

Per share data and ratios for a share of beneficial interest throughout each period presented.

	For the Six Months		For the Year	For the Year	For the Year	For the Year	For the Year
	Ended		Ended	Ended	Ended	Ended	Ended
	March 31, 2019		September 30, 2018	September 30, 2017	September 30, 2016	September 30, 2015	September 30, 2014 (1)
	(Unaudited)
Net Asset Value, Beginning of Period	$10.60		$10.46	$10.11	$9.36	$11.19	$10.00
Increase (Decrease) From Operations:
Net investment income (2)	0.09		0.12	0.09	0.08	0.11	0.08
Net realized and unrealized gain (loss) on investments	(0.29)		0.75	0.96	1.15	(0.84)	1.17
Total from operations	(0.20)		0.87	1.05	1.23	(0.73)	1.25
Less Distributions:
From net investment income	(0.08)		(0.10)	(0.08)	(0.07)	(0.10)	(0.06)
From net realized gain	(0.99)		(0.63)	(0.62)	(0.41)	(1.00)	—
Total Distributions	(1.07)		(0.73)	(0.70)	(0.48)	(1.10)	(0.06)
Paid in capital from redemption fees (2)	0.00	(4)	0.00 (4)	0.00 (4)	—	0.00 (4)	0.00 (4)
Net Asset Value, End of Period	$9.33		$10.60	$10.46	$10.11	$9.36	$11.19
Total Return (3)	(1.58)%		8.73%	10.72%	13.58%	(7.13)%	12.55%
Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$14,389		$16,408	$13,421	$6,584	$3,647	$3,745
Ratio of expenses to average net assets:
before reimbursement (5)	1.73	% (6)	1.80%	2.10%	2.25%	2.33%	2.69%
net of reimbursement	1.73	% (6)	1.73%	1.93%	1.90%	1.90%	1.90%
Ratio of expenses to average net assets, excluding interest expense:
before reimbursement (5)	1.65	% (6)	1.72%	2.07%	2.25%	2.33%	2.69%
net of reimbursement	1.65	% (6)	1.65%	1.90%	1.90%	1.90%	1.90%
Ratio of net investment income to average net assets	1.76	% (6)	1.15%	0.91%	0.81%	1.03%	0.76%
Portfolio turnover rate	67	% (7)	186%	222%	193%	208%	266%

(1)	Class A commenced operations October 1, 2013.

(2)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period

(3)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, excluding the effect of sales loads and redemptions fees. Had the adviser not absorbed a portion of Fund expenses, total returns would have been lower. Total returns for periods less than one year are not annualized.

(4)	Amount is less than $.01 per share.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(6)	Annualized.

(7)	Not annualized.

See accompanying notes to financial statements.

The Covered Bridge Fund - Class I
FINANCIAL HIGHLIGHTS

Per share data and ratios for a share of beneficial interest throughout each period presented.

	For the Six Months		For the Year	For the Year	For the Year	For the Year	For the Year
	Ended		Ended	Ended	Ended	Ended	Ended
	March 31, 2019		September 30, 2018	September 30, 2017	September 30, 2016	September 30, 2015	September 30, 2014 (1)
	(Unaudited)
Net Asset Value, Beginning of Period	$10.56		$10.44	$10.10	$9.38	$11.20	$10.00
Increase (Decrease) From Operations:
Net investment income (2)	0.10		0.15	0.12	0.10	0.13	0.11
Net realized and unrealized gain (loss) on investments	(0.28)		0.75	0.96	1.14	(0.82)	1.18
Total from operations	(0.18)		0.90	1.08	1.24	(0.69)	1.29
Less Distributions:
From net investment income	(0.10)		(0.15)	(0.12)	(0.11)	(0.13)	(0.09)
From net realized gain	(0.99)		(0.63)	(0.62)	(0.41)	(1.00)	—
Total Distributions	(1.09)		(0.78)	(0.74)	(0.52)	(1.13)	(0.09)
Paid in capital from redemption fees (2)	0.00	(4)	0.00 (4)	0.00 (4)	—	0.00 (4)	0.00 (4)
Net Asset Value, End of Period	$9.29		$10.56	$10.44	$10.10	$9.38	$11.20
Total Return (3)	(1.45)%		8.99%	11.02%	13.73%	(6.80)%	12.88%
Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$66,194		$62,058	$50,104	$29,175	$24,232	$22,094
Ratio of expenses to average net assets:
before reimbursement (5)	1.48	% (6)	1.55%	1.85%	2.00%	2.08%	2.44%
net of reimbursement	1.48	% (6)	1.48%	1.68%	1.65%	1.65%	1.65%
Ratio of expenses to average net assets, excluding interest expense:
before reimbursement (5)	1.40	% (6)	1.47%	1.82%	2.00%	2.08%	2.44%
net of reimbursement	1.40	% (6)	1.40%	1.65%	1.65%	1.65%	1.65%
Ratio of net investment income to average net assets	2.03	% (6)	1.40%	1.16%	1.09%	1.28%	1.04%
Portfolio turnover rate	67	% (7)	186%	222%	193%	208%	266%

(1)	Class I commenced operations October 1, 2013.

(2)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, excluding the effect of redemptions fees. Had the adviser not absorbed a portion of Fund expenses, total returns would have been lower. Total returns for periods less than one year are not annualized.

(4)	Amount is less than $.01 per share.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(6)	Annualized.

(7)	Not annualized.

See accompanying notes to financial statements.

The Covered Bridge Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)
March 31, 2019

1.	ORGANIZATION

The Covered Bridge Fund (the “Fund”) is a diversified series of shares of beneficial interest of Northern Lights Fund Trust III (the “Trust”), a Delaware statutory trust organized on December 5, 2011 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The investment objective of the Fund is to seek current income and realized gains from writing options with capital appreciation as a secondary objective. The Fund commenced operations on October 1, 2013.

The Fund currently offers Class A and Class I shares. Class A shares are offered at net asset value plus a maximum sales charge of 5.25%. Class I shares are offered at net asset value. The Fund charges a fee of 1% on redemptions of shares held for less than 90 days. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the year. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services Investment Companies” including FASB Accounting Standard Update (“ASU”) No. 2013-08.

Security Valuation – The Fund’s securities are valued at the last sale price on the exchange in which such securities are primarily traded, as of the close of business on the day the securities are being valued. In the absence of a sale on the primary exchange, a security shall be valued at the mean between the current bid and ask prices on the day of valuation. NASDAQ traded securities are valued using the NASDAQ Official Closing Price (“NOCP”). Exchange traded options are valued at the last sale price or in the absence of a sale, at the mean between the current bid and ask prices. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

Securities for which current market quotations are not readily available or for which quotations are not deemed to be representative of market values are valued at fair value as determined in good faith by or under the direction of the Trust’s Board of Trustees (the “Board”) in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”). The Procedures consider the following factors, among others, to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more officers from each of the (i) Trust, (ii) administrator, and (iii) adviser. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant, or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or

The Covered Bridge Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
March 31, 2019

limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables summarize the inputs used as of March 31, 2019 for the Fund’s assets and liabilities measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Common Stock	$78,764,824	$—	$—	$78,764,824
Put Options Purchased	156,000	—	—	156,000
Short-Term Investment	1,535,062	—	—	1,535,062
Total	$80,455,886	$—	$—	$80,455,886
Liabilities
Call Options Written	$651,425	$—	$—	$651,425
Total	$651,425	$—	$—	$651,425

The Fund did not hold any Level 3 securities during the six months ended March 31, 2019.

There were no transfers into or out of Level 1, Level 2, or Level 3 during the six months ended March 31, 2019.

It is the Fund’s policy to record transfers into or out of any Level at the end of the reporting period.

*	Please refer to the Portfolio of Investments for Industry Classification.

The Covered Bridge Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
March 31, 2019

Option Transactions – The Fund is subject to equity price risk in the normal course of pursuing its investment objective and may purchase or sell options to help hedge against risk. When the Fund writes a call option, an amount equal to the premium received is included in the statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As writer of an option, the Fund has no control over whether the option will be exercised and, as a result, retains the market risk of an unfavorable change in the price of the security underlying the written option.

The Fund may purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in the Fund’s portfolio. If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty risk to the Fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

The notional value of the derivative instruments outstanding as of March 31, 2019 as disclosed in the Portfolio of Investments and the amounts realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed above and within the Statement of Operations serve as indicators of the volume of derivative activity for the Fund.

Offsetting of Financial Assets and Derivative Assets - The following table presents the Fund’s liability derivatives available for offset under a master netting arrangement net of collateral pledged as of March 31, 2019.

Gross Amounts Not Offset in the
Liabilities:				Statement of Assets & Liabilities
		Gross	Net Amounts of
	Gross	Amounts	Liabilities
	Amounts of	Offset in	Presented in the		Cash
	Recognized	the	Statement of	Financial	Collateral	Net
Description	Liabilities	Statement	Assets &	Instruments (1)	Pledged	Amount
Call Options Written	$651,425	$—	$651,425	$354,194	$297,231	$—
Total	$651,425	$—	$651,425	$354,194	$297,231	$—

(1)	The amount is limited to the derivative liability balance and, accordingly, does not include excess collateral pledged.

Impact of Derivatives on the Statement of Assets and Liabilities and Statement of Operations – The following is a summary of the location of derivative investments on the Fund’s Statement of Assets and Liabilities as of March 31, 2019:

Derivative Investment Type	Risk	Location on the Statement of Assets and Liabilities	Amount
Options Purchased	Equity	Investments in Securities at Value	$156,000
Options Written	Equity	Options Written	(651,425)

The Covered Bridge Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
March 31, 2019

The following is a summary of the location of derivative investments in the Fund’s Statement of Operations for the six months ended

March 31, 2019:

Derivative Investment Type	Risk	Location of Gain/Loss on Derivative	Amount
Options Purchased	Equity	Net Realized Gain on Investments and Options Purchased	$329,594
Options Written	Equity	Net Realized Gain on Options Written	2,666,034
Options Purchased	Equity	Net Change in Unrealized Appreciation (Depreciation) on Investments and Options Purchased	(125,464)
Options Written	Equity	Net Change in Unrealized Appreciation (Depreciation) on Options Written	(153,683)

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended September 30, 2016 – September 30, 2018, or expected to be taken in the Fund’s September 30, 2019 tax returns. The Fund identifies its major tax jurisdictions as U.S. federal, Nebraska and foreign jurisdictions where the Fund makes significant investments. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Dividends and Distributions to Shareholders – Dividends from net investment income if any, are declared and paid quarterly, and distributions from net realized capital gains, if any, are declared and paid annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g. deferred losses) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Advisory Fees – Stonebridge Capital Advisors, LLC serves as the Fund’s investment adviser (the “Adviser”) . Pursuant to an investment advisory agreement with the Trust on behalf of the Fund, the Adviser, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for this service and the related expenses borne by the Adviser, the Fund pays the Adviser a management fee, computed and accrued daily and

The Covered Bridge Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
March 31, 2019

paid monthly, at an annual rate of 1.00% of the average daily net assets. For the year six months ended March 31, 2019, the Adviser earned management fees of $382,991.

The Adviser has contractually agreed to waive all or part of its management fees and/or make payments to limit Fund expenses (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions; acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Adviser))) at least until January 31, 2020, so that the total annual operating expenses of the Fund do not exceed 1.65% and 1.40% of the average daily net assets for its Class A and Class I shares, respectively. Contractual waivers and expense payments may be recouped by the Adviser from the Fund, to the extent that overall expenses fall below the lesser of the expense limitation then in place or in place at time of waiver, within thirty-six months of when the amounts were waived. During the six months ended March 31, 2019, the Adviser waived fees of $3,259 pursuant to its contractual agreement.

As of September 30, 2018, the following amounts are subject to recapture by the Adviser by September 30 of the following years:

2019	2020	2021	Total
$108,863	$83,651	$45,606	$238,120

Distributor – The distributor of the Fund is Northern Lights Distributors, LLC (“NLD” or the “Distributor”). The Trust, with respect to the Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan for the Fund’s Class A shares (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, to pay for certain distribution activities and shareholder services. The Plan provides a monthly service and/or distribution fee that is calculated by the Fund at an annual rate of 0.25% of the average daily net assets of Class A shares. For the six months ended March 31, 2019, pursuant to the Plan, the Fund paid $18,526. No such fees are payable with respect to Class I shares.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class A shares. For the six months ended March 31, 2019, the Distributor received $1,845 in underwriting commissions for sales of Class A shares, of which $281 was retained by the principal underwriter or other affiliated broker-dealers.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”) – GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

Effective February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of GFS and its affiliated companies including NLD, NLCS and Blu Giant (collectively, the “Gemini Companies”), sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”). As a result of these separate transactions, the Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

4.	INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the six months ended March 31, 2019, amounted to $59,520,197 and $50,371,609, respectively.

The Covered Bridge Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
March 31, 2019

5.	REDEMPTION FEES

The Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 90 days. The redemption fee is paid directly to the Fund from which the redemption is made. The Fund received redemption fees of $1,640 for the six months ended March 31, 2019.

6.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities owned by the Fund for federal income tax purposes and its respective gross unrealized appreciation and depreciation at March 31, 2019, were as follows:

			Net Unrealized
	Gross Unrealized	Gross Unrealized	Appreciation/
Tax Cost	Appreciation	(Depreciation)	(Depreciation)
$88,828,697	$1,009,785	$(10,034,021)	$(9,024,236)

7.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the fiscal years ended September 30, 2018 and September 30, 2017 were as follows:

	Fiscal Year Ended	Fiscal Year Ended
	September 30, 2018	September 30, 2017
Ordinary Income	$4,655,011	$2,809,302

As of September 30, 2018, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$5,508,941	$—	$—	$—	$(7,747)	$(3,210,064)	$2,291,130

The difference between book basis and tax basis undistributed net investment income, accumulated net realized gain and unrealized depreciation from investments is primarily attributable to the tax deferral of losses on wash sales and adjustments for real estate investment trusts. In addition, the amount listed under other book/tax differences is primarily attributable to the tax deferral of losses on straddles.

Permanent book and tax differences, primarily attributable to the reclassification of Fund distributions and tax adjustments for real estate investment trusts resulted in reclassification for the year ended September 30, 2018 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$—	$(9,400)	$9,400

8.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of March 31, 2019, Charles Schwab & Co, Inc. and Stifel Nicolaus & Co, Inc. accounts holding shares for the benefit of others in nominee name, held approximately 30% and 68%, respectively, of the

The Covered Bridge Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
March 31, 2019

voting securities of the Fund’s Class A shares and Charles Schwab & Co, Inc. and Pershing LLC, accounts holding shares for the benefit of others in nominee name, held approximately 50% and 34%, respectively, of the voting securities of the Fund’s Class I shares. The Fund has no knowledge as to whether any beneficial owner included in these nominee accounts holds more than 25% of the voting shares of either class.

9.	NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, the FASB issued ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the policy for the timing of transfers between levels. For investment companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is allowed. At this time, management is evaluating the implications of the ASU and any impact on the financial statement disclosures.

In August 2018, the Securities and Exchange Commission adopted amendments to certain disclosure requirements under Regulation S-X to conform to US GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, on the Statement of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statement of Changes in Net Assets. These amendments have been adopted with these financial statements.

10.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

Renewal of Advisory Agreement – The Covered Bridge Fund*

In connection with a meeting held on August 21-22, 2018, the Board of Trustees (the “Board”) of the Northern Lights Fund Trust III (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of the investment advisory agreement (the “Advisory Agreement”) between Stonebridge Capital Advisors, LLC (“SCA”) and the Trust, with respect to The Covered Bridge Fund (“Covered Bridge”). In considering the renewal of the Advisory Agreement, the Board received materials specifically relating to Covered Bridge and the Advisory Agreement.

The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The Board’s conclusions were based on an evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Services. The Board noted that SCA was founded in 1997 as a registered investment adviser servicing institutional and high net worth investors, and that its principals had extensive experience in portfolio management, research, equity trading, marketing and fund administration. The Board discussed SCA’s disciplined option writing strategy, which used proprietary analysis to target industries and sectors that SCA believed were on the rise, and employed various option strategies over a portion of the portfolio to attempt to protect it in declining markets. The Board noted that SCA selected and reviewed its broker dealers in accordance with its best execution policies and procedures. The Board expressed its satisfaction with SCA’s veteran investment team and expertise with complex investment strategies that involved deep and continuous research. The Board appreciated SCA’s willingness to add resources to support Covered Bridge, and concluded that SCA should continue to provide high quality services to Covered Bridge and its shareholders.

Performance. The Board noted that Covered Bridge had a 4-star Morningstar rating and significantly outperformed its peer group and Morningstar category over the 1-year period while underperforming the benchmark S&P 500 TR Index for the same period. The Board further noted that in the three-year and since inception period, Covered Bridge outperformed the peer group and Morningstar category, but still underperformed the benchmark. The Board observed that Covered Bridge ranked in the top quartiles for the 1-year and 3-year periods compared to the Morningstar category, and that SCA believed Covered Bridge had performed according to expectations since inception. The Board discussed that stock selection and option overlays allowed Covered Bridge to perform well in the observed periods, and that Covered Bridge’s underperformance relative to equity-only strategies was not unexpected. The Board noted that SCA had done a commendable job of investing in high dividend paying stocks, producing income, and employing an option risk overlay with less volatility than the equity market. Although past performance is not predictive of future returns, the Board concluded that SCA had provided reasonable results to Covered Bridge and its shareholders.

Fees and Expenses. The Board remarked that SCA’s 1.00% advisory fee was higher than the averages and medians of its peer group and Morningstar category, but below the peer group high of 1.20% and well-below the Morningstar category high of 1.75%. It further noted that Covered Bridge’s 1.45% net expense ratio was also higher than the peer group and Morningstar category averages and medians, but below the peer group high of 1.50% and well-below the Morningstar category high of 2.61%. The Board discussed that SCA explained that its advisory fee was higher than its peers because Covered Bridge utilized individual equity options on each position, which was labor intensive, whereas many of the other funds in the peer group used index products for their option writing strategy. The Board reviewed SCA’s position that Covered Bridge’s expense ratio was higher than its peer group due to Covered Bridge’s limited asset size. Given these considerations, the Board concluded that SCA’s advisory fee was not unreasonable.

Economies of Scale. The Board discussed Covered Bridge’s size and its prospects for growth, concluding that it had not yet achieved meaningful economies of scale that would justify the implementation of breakpoints. It noted that SCA agreed that, as Covered Bridge grew and SCA achieved material economies of scale related to the services it provided, SCA would be willing to discuss implementing breakpoints. The Board agreed to monitor and address the issue at the appropriate time.

Profitability. The Board reviewed SCA’s profitability analysis in connection with its management of Covered Bridge, and acknowledged that SCA had earned a modest profit managing Covered Bridge but the profit, both in actual dollars and as a percent of total fees, appeared reasonable. The Board concluded, therefore, that SCA’s profitability was not excessive.

Conclusion. Having requested and received such information from SCA as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement and as assisted by the advice of independent counsel, the Board concluded that the advisory fee was reasonable and that renewal of the Advisory Agreement was in the best interests of Covered Bridge and its shareholders.

*	Due to timing of the contract approval schedule, these deliberations may or may not relate to the current performance results of the Fund.

The Covered Bridge Fund
DISCLOSURE OF FUND EXPENSES (Unaudited)
March 31, 2019

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution and/or shareholder servicing fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $ 1,000 invested at the beginning of the period and held for the entire period beginning October 1, 2018 through March 31, 2019.

Actual Expenses

The “Actual” lines in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period
	(10/1/18)	(3/31/19)	(10/1/18 to 3/31/19)*
Actual
Class A	$1,000.00	$984.20	$8.16
Class I	$1,000.00	$985.50	$6.93
Hypothetical
(5% return before expenses)
Class A	$1,000.00	$1,016.70	$8.30
Class I	$1,000.00	$1,017.95	$7.04

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratios of 1.65% and 1.40% for Class A and Class I, respectively, multiplied by the number of days in the period (182) divided by the number of days in the fiscal year (365).

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST III

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST III DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡         Social Security number and income

¡         assets, account transfers and transaction history

¡         investment experience and risk tolerance

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust III chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Northern Lights Fund Trust III share?	Can you limit this sharing?
For our everyday business purposes– such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For our marketing purposes– to offer our products and services to you	NO	We do not share
For joint marketing with other financial companies	NO	We do not share
For our affiliates’ everyday business purposes–information about your transactions and experiences	NO	We do not share
For our affiliates’ everyday business purposes–information about your creditworthiness	NO	We do not share
For our affiliates to market to you	NO	We do not share
For nonaffiliates to market to you	NO	We do not share

Questions?	Call 1-888-339-4230

What we do
How does Northern Lights Fund Trust III protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust III collect my personal information?

We collect your personal information, for example, when you

¡        open an account or give us contact information

¡        provide account information or give us your income information

¡        make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡        sharing for affiliates’ everyday business purposes—information about your creditworthiness

¡         affiliates from using your information to market to you

¡         sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡ Northern Lights Fund Trust III does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡ Northern Lights Fund Trust III does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡ Northern Lights Fund Trust III doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-525-2151 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-525-2151.

INVESTMENT ADVISER
Stonebridge Capital Advisors, LLC
2550 University Avenue West, Suite 180 South
Saint Paul, Minnesota 55114

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, New York 11788

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable.

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust III

By (Signature and Title)

/s/ Richard Malinowski

Richard Malinowski, Principal Executive Officer/President

Date 6/6/19

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Richard Malinowski

Richard Malinowski, Principal Executive Officer/President

Date 6/6/19

By (Signature and Title)

/s/ Brian Curley

Brian Curley, Principal Financial Officer/Treasurer

Date 6/6/19